UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 North Beach Street
Daytona Beach, Florida	32114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Common Stock Offering

On June 10, 2025, Brown & Brown, Inc., a Florida corporation (the “Company”), entered into an Underwriting Agreement (the “Common Stock Underwriting Agreement”) with J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the several underwriters named therein (collectively, the “Common Stock Underwriters”), with respect to the offer and sale by the Company of 43,137,254 shares of the Company’s common stock, par value $0.10 (the “Common Stock”) for an aggregate purchase price of approximately $4.3 billion. The shares of Common Stock were offered under the Company’s Automatic Shelf Registration Statement on Form S-3 (Registration No. 333-271708) filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2023. The Company closed the offering of the shares of Common Stock on June 12, 2025.

The Common Stock Underwriting Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, termination provisions and other terms and conditions customary in agreements of this type. The Common Stock Underwriting Agreement also contains customary indemnification and contribution rights and obligations of the Company and the Common Stock Underwriters.

The opinion of Holland & Knight LLP, relating to the validity of the Common Stock offered and sold pursuant to the Common Stock Underwriting Agreement, is filed herewith as Exhibit 5.1.

Notes Offering

On June 11, 2025, the Company entered into an Underwriting Agreement (the “Notes Underwriting Agreement” and, together with the Common Stock Underwriting Agreement, the “Underwriting Agreements”) with BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Notes Underwriters” and, together with the Common Stock Underwriters, the “Underwriters”), with respect to the offer and sale by the Company of $400.0 million principal amount of its 4.600% Senior Notes due 2026 (the “2026 Notes”), $500.0 million principal amount of its 4.700% Senior Notes due 2028 (the “2028 Notes”), $800.0 million principal amount of its 4.900% Senior Notes due 2030 (the “2030 Notes”), $500.0 million principal amount of its 5.250% Senior Notes due 2032 (the “2032 Notes”), $1.0 billion principal amount of its 5.550% Senior Notes due 2035 (the “2035 Notes”) and $1.0 billion principal amount of its 6.250% Senior Notes due 2055 (the “2055 Notes” and, together with the 2026 Notes, the 2028 Notes, the 2030 Notes, the 2032 Notes, and the 2035 Notes, the “Notes”). The Notes were offered under the Company’s Automatic Shelf Registration Statement on Form S-3 (Registration No. 333-271708) filed with the SEC on May 8, 2023. The Notes Underwriting Agreement contemplates that the Notes will be issued pursuant to that certain Indenture, dated as of September 18, 2014, between the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, as supplemented by a Sixth Supplemental Indenture expected to be dated as of June 23, 2025. The sale of the Notes is expected to close on June 23, 2025.

The Notes Underwriting Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, termination provisions and other terms and conditions customary in agreements of this type. The Notes Underwriting Agreement also contains customary indemnification and contribution rights and obligations of the Company and the Notes Underwriters.

The Company intends to use the net proceeds of the offerings of the shares of Common Stock and the Notes, together with cash on hand, to fund the cash consideration payable under the previously announced Agreement and Plan of Merger (the “Merger Agreement”), by and among RSC Topco, Inc., a Delaware corporation (“RSC”), the Company, Encore Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and Kelso RSC (Investor), L.P., a Delaware limited partnership, solely in its capacity as the equityholder representative, and to pay fees and expenses associated with the foregoing. If the acquisition of RSC (the “Transaction”) is not consummated, the Company intends to use the proceeds from the offerings of the shares of the common stock and the 2035 notes for general corporate purposes.

The foregoing descriptions of the Underwriting Agreements are qualified in their entirety by the full text of the Underwriting Agreements, which are filed as Exhibits 1.1 and 1.2 to this Current Report on Form 8-K and are incorporated by reference herein.

The offerings of the shares of the Common Stock and the Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-271708) and separate prospectus supplements, each dated June 10, 2025, which were filed with the SEC pursuant to Rule 424(b) of the Securities Act on June 12, 2025 and June 13, 2025, respectively.

Item 7.01 Regulation FD Disclosure.

On June 10, 2025, the Company issued a press release announcing the pricing of the Common Stock Offering. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

The Company is also supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 13, 2025, with the risk factors relating to the Merger Agreement, and the transactions described therein, filed as Exhibit 99.2 hereto and incorporated by reference herein.

Information Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the documents filed herewith, contains “forward-looking statements” within the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995, as amended. You can identify these statements by forward-looking words such as “may,” “will,” “should,” “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan” and “continue” or similar words. The Company has based these statements on its current expectations about potential future events. Although the Company believes the expectations expressed in the forward-looking statements included in this Form 8-K and those reports, statements, information and announcements incorporated by reference into this Form 8-K are based upon reasonable assumptions within the bounds of the Company’s knowledge of its business and the Transaction, a number of factors could cause actual results to differ materially from those expressed in any forward-looking statements, whether oral or written, made by the Company or on its behalf. Many of these factors have previously been identified in filings or statements made by the Company or on its behalf. Important factors which could cause the Company’s actual results to differ, possibly materially from the forward-looking statements in this Form 8-K include, but are not limited to, the following items: (a) risks with respect to the timing and completion of the Transaction; (b) the possibility that the anticipated benefits of the Transaction, including any anticipated cost savings and synergies, of the Transaction, are not realized when expected or at all; (c) risks related to the financing of the Transaction, including that financing the Transaction will result in an increase in the Company’s indebtedness and that the Company may not be able to secure the required financing in connection with the Transaction on acceptable terms, in a timely manner, or at all; (d) the unaudited pro forma condensed combined financial information reflecting the Transaction is based on assumptions and is subject to change based on various factors; (e) risks relating to the financial information related to RSC; (f) risks related to RSC’s business, including underwriting risk in connection with certain captive insurance companies; (g) the risk that certain assumptions the Company has made relating to the Transaction prove to be materially inaccurate; (h) the inability to hire, retain and develop qualified employees, as well as the loss of any of the Company’s executive officers or other key employees; (i) a cybersecurity attack or any other interruption in information technology and/or data security that may impact the Company’s operations or the operations of third parties that support it; (j) acquisition-related risks that could negatively affect the success of the Company’s growth strategy, including the possibility that the Company may not be able to successfully identify suitable acquisition candidates, complete acquisitions, successfully integrate acquired businesses into its operations and expand into new markets; (k) risks related to the Company’s international operations, which may result in additional risks or require more management time and expense than the Company’s domestic operations to achieve or maintain profitability; (l) the requirement for additional resources and time to adequately respond to dynamics resulting from rapid technological change; (m) the loss of or significant change to any of the Company’s insurance company or intermediary relationships, which could result in loss of capacity to write business, additional expense, loss of market share or material decrease in the

Company’s commissions; (n) the effect of natural disasters on the Company’s profit-sharing contingent commissions, insurer capacity or claims expenses within the Company’s capitalized captive insurance facilities; (o) adverse economic conditions, political conditions, outbreaks of war, disasters, or regulatory changes in states or countries where the Company has a concentration of the Company’s business; (p) the inability to maintain the Company’s culture or a significant change in management, management philosophy or its business strategy; (q) fluctuations in the Company’s commission revenue as a result of factors outside of its control; (r) the effects of significant or sustained inflation or higher interest rates; (s) claims expense resulting from the limited underwriting risk associated with the Company’s participation in capitalized captive insurance facilities; (t) risks associated with the Company’s automobile and recreational vehicle finance and insurance dealer services businesses; (u) changes in, or the termination of, certain programs administered by the U.S. federal government from which the Company derives revenues; (v) the limitations of the Company’s system of disclosure and internal controls and procedures in preventing errors or fraud, or in informing management of all material information in a timely manner; (w) the Company’s reliance on vendors and other third parties to perform key functions of its business operations and provide services to its customers; (x) the significant control certain shareholders have; (y) changes in data privacy and protection laws and regulations or any failure to comply with such laws and regulations; (z) improper disclosure of confidential information; (aa) the Company’s ability to comply with non-U.S. laws, regulations and policies; (bb) the potential adverse effect of certain actual or potential claims, regulatory actions or proceedings on the Company’s businesses, results of operations, financial condition or liquidity; (cc) uncertainty in the Company’s business practices and compensation arrangements with insurance carriers due to potential changes in regulations; (dd) regulatory changes that could reduce the Company’s profitability or growth by increasing compliance costs, technology compliance, restricting the products or services the Company may sell, the markets it may enter, the methods by which it may sell the Company’s products and services, or the prices it may charge for its services and the form of compensation it may accept from its customers, carriers and third parties; (ee) increasing scrutiny and changing laws and expectations from regulators, investors and customers with respect to the Company’s environmental, social and governance practices and disclosure; (ff) a decrease in demand for liability insurance as a result of tort reform legislation; (gg) the Company’s failure to comply with any covenants contained in its debt agreements; (hh) the possibility that covenants in the Company’s debt agreements could prevent the Company from engaging in certain potentially beneficial activities; (ii) fluctuations in foreign currency exchange rates; (jj) a downgrade to the Company’s corporate credit rating, the credit ratings of the Company’s outstanding debt or other market speculation; (kk) changes in the U.S.-based credit markets that might adversely affect the Company’s business, results of operations and financial condition; (ll) changes in current U.S. or global economic conditions, including an extended slowdown in the markets in which the Company operates; (mm) disintermediation within the insurance industry, including increased competition from insurance companies, technology companies and the financial services industry, as well as the shift away from traditional insurance markets; (nn) conditions that result in reduced insurer capacity; (oo) quarterly and annual variations in the Company’s commissions that result from the timing of policy renewals and the net effect of new and lost business production; (pp) intangible asset risk, including the possibility that the Company’s goodwill may become impaired in the future; (qq) changes in the Company’s accounting estimates and assumptions; (rr) future pandemics, epidemics or outbreaks of infectious diseases, and the resulting governmental and societal responses; (ss) other risks and uncertainties as may be detailed from time to time in the Company’s public announcements and SEC filings; and (tt) other factors that the Company may not have currently identified or quantified. Assumptions as to any of the foregoing, and all statements, are not based upon historical fact, but rather reflect the Company’s current expectations concerning future results and events. Forward-looking statements that the Company makes or that are made by others on the Company’s behalf are based upon a knowledge of the Company’s business and the environment in which it operates, but because of the factors listed above, among others, actual results may differ from those in the forward-looking statements. Consequently, these cautionary statements qualify all of the forward-looking statements the Company makes herein. The Company cannot assure you that the results or developments anticipated by the Company will be realized, or even if substantially realized, that those results or developments will result in the expected consequences for the Company or affect the Company, its business or its operations in the way it expects. The Company cautions readers not to place undue reliance on these forward-looking statements. All forward-looking statements made herein are made only as of the date of this Form 8-K, and the Company does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which the Company hereafter becomes aware.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of June 10, 2025, among Brown & Brown, Inc. and J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the several underwriters named therein.

1.2	Underwriting Agreement, dated as of June 11, 2025, among Brown & Brown, Inc. and BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Holland & Knight LLP.

23.1	Consent of Holland & Knight LLP (included in Exhibit 5.1).

99.1	Press Release, dated June 10, 2025, issued by Brown & Brown, Inc. announcing the pricing of the Common Stock Offering.

99.2	Risk Factors Relating to the Transaction.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2025

BROWN & BROWN, INC.

By:	/s/ Anthony M. Robinson
Anthony M. Robinson
Secretary